EXHIBIT 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Annual Report of Campbell Soup Company (the “Company”) on Form 10-K for the fiscal year ended July 31, 2016 (the “Report”), I, Anthony P. DiSilvestro, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 22, 2016

By:	/s/ Anthony P. DiSilvestro
	Name:	Anthony P. DiSilvestro
	Title:	Senior Vice President and Chief Financial
Officer